SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

31. SUBSEQUENT EVENTS

        In November 2011, the Group entered into an agreement with China Lion Entertainment Limited to purchase up to 500,000 Series A preferred shares of China Lion Entertainment Limited for a total cash consideration of US$1,700,000, which represents 20% of total issued shares of China Lion Entertainment Limited. In December 2011, the Group paid US$1,200,000 according to the requirement of the initial closing defined in the above agreement. The initial closing was completed in January 2012, and the Group obtained 352,941 Series A preferred shares of China Lion Entertainment Limited.

        In January 2012, the Group drew down a bank loan with a principal of $3,177,680 (equivalent of RMB20 million) from Bank of Beijing pursuant to the general credit facility agreement dated October 19, 2011 between Bank of Beijing and Bona Film on the condition that the loan would be invested in a TV series named The King's Battles. The loan is to be repaid by December 27, 2012, and the annual interest rate is 7.87%. The above loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex.

        In April 2012, the Group sold its 51% equity interests in Bona Meitao and distribution receivables from Bona Meitao to the shareholder of Bona Meitao for a total cash consideration of $552,916 (equivalent of RMB3,480,000), with no investment gain or loss recognized.